Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of this quarterly report of Attune RTD, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2014 (the “Form 10-Q”), as filed with the Securities and Exchange Commission on the date hereof, I, Kenneth J. Miller, Jr, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kenneth J. Miller, Jr
Kenneth J. Miller, Jr Chief Financial Officer (Principal Financial Officer)

Dated: August 19, 2014